UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2014

Portola Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35935	20-0216859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 E. Grand Avenue South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 246-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 1, 2014, Portola Pharmaceuticals, Inc. issued a press release announcing that its first Phase 3 study of Andexanet alfa, a potential universal Factor Xa inhibitor antidote and U.S. Food and Drug Administration-designated breakthrough therapy, met its primary and secondary endpoints with high statistical significance. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description of Document

99.1	Press Release entitled “Portola Pharmaceuticals Announces Phase 3 ANNEXA™-A Study of Andexanet Alfa and Eliquis (Apixaban) Met Primary and Secondary Endpoints with High Statistical Significance” dated October 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Pharmaceuticals, Inc.

Dated: October 1, 2014

	By:	/s/ Mardi C. Dier
Mardi C. Dier
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description of Document

99.1	Press Release entitled “Portola Pharmaceuticals Announces Phase 3 ANNEXA™-A Study of Andexanet Alfa and Eliquis (Apixaban) Met Primary and Secondary Endpoints with High Statistical Significance” dated October 1, 2014.